Exhibit 99.1

            CERTIFICATION PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Speedus Corp. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Shant S. Hovnanian, Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange of 1934, amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                     By: /s/ Shant S. Hovnanian
                                         -------------------------------------
                                     Name: Shant S. Hovnanian
                                     Title: Chairman of the Board of Directors,
                                            Chief Executive Officer and
                                            Chief Financial Officer
                                     Date: August 14, 2002